UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 14, 2006
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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends and restates in its entirety the current report on Form 8-K dated February 17, 2006 that was filed with the Securities and Exchange Commission on February 21, 2006.

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2006, each of the executive officers of Newfield Exploration Company (“Newfield”) was granted a restricted award (collectively, the “Awards”) pursuant to the Newfield Exploration Company 2004 Omnibus Stock Plan (the “Plan”). Each award consisted of an equal number of “Base Restricted Shares” and “Bonus Restricted Shares.” The number of restricted shares granted to each of the executive officers is set forth opposite his or her name in the table below. Each of the Awards is governed by a restricted stock agreement, the form of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Upon a Change of Control (as defined in the Plan), (a) all of the Base Restricted Shares vest and (b) the Bonus Restricted Shares vest only (i) if such Change of Control occurs on or after March 1, 2008 and (ii) to the extent that the performance criteria set forth in the restricted stock agreement is met as of the date of such Change of Control. Any Bonus Restricted Shares that do not vest upon a Change of Control will be forfeited by the executive officer. Each of (a) the Change of Control Severance Agreement between Newfield and certain of the executive officers, (b) the Newfield Exploration Company Change of Control Severance Plan and (c) the Newfield Exploration Company 2004 Omnibus Stock Plan provided that, regardless of the provisions of any restricted stock agreement to the contrary, all restricted shares vest upon a Change of Control. In connection with the Awards, each of the Change of Control Severance Agreements and both of the plans were amended to permit the forfeiture of a portion of the Awards upon a Change of Control, as described above. Each of such amendments is attached to this report as an exhibit and is incorporated herein by reference.

Executive Officer	Title	Base Restricted Shares	Bonus Restricted Shares	Total Restricted Shares

David A. Trice	Chairman, President and Chief Executive Officer	30,000	30,000	60,000
David F. Schaible	Executive Vice President - Operations and Acquisitions	17,000	17,000	34,000
Elliott Pew	Executive Vice President - Exploration	17,000	17,000	34,000
Terry W. Rathert	Senior Vice President, Chief Financial Officer and Secretary	17,000	17,000	34,000
William D. Schneider	Vice President - International	12,000	12,000	24,000
Lee K. Boothby	Vice President - Mid-Continent	10,000	10,000	20,000
George T. Dunn	Vice President - Gulf Coast	10,000	10,000	20,000
Gary D. Packer	Vice President - Rocky Mountains	10,000	10,000	20,000
James T. Zernell	Vice President - Production	8,000	8,000	16,000
Mona Leigh Bernhardt	Vice President - Human Resources	5,000	5,000	10,000
William Mark Blumenshine	Vice President - Land	5,000	5,000	10,000
Stephen C. Campbell	Vice President - Investor Relations	5,000	5,000	10,000
James J. Metcalf	Vice President - Drilling	5,000	5,000	10,000
Mark J. Spicer	Vice President - Information Technology	5,000	5,000	10,000
Brian L. Rickmers	Controller and Assistant Secretary	5,000	5,000	10,000
Susan G. Riggs	Treasurer	3,000	3,000	6,000

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

	10.1	Form of 2006 TSR Restricted Stock Agreement
	10.2	First Amendment to Change of Control Severance Agreement
	10.3	First Amendment to Newfield Exploration Company Change of Control Severance Plan
	10.4	Second Amendment to Newfield Exploration Company 2004 Omnibus Stock Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 21, 2006	By:	/s/ BRIAN L. RICKMERS
Brian L. Rickmers
Controller

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Exhibit Index

Exhibit No.	Description

10.1	Form of 2006 TSR Restricted Stock Agreement
10.2	First Amendment to Change of Control Severance Agreement
10.3	First Amendment to Newfield Exploration Company Change of Control Severance Plan
10.4	Second Amendment to Newfield Exploration Company 2004 Omnibus Stock Plan